February 10, 1999


                          SUPPLEMENT TO PROSPECTUS FOR
                       PIONEER INTERMEDIATE TAX-FREE FUND
                              DATED APRIL 30, 1998


In light of the reorganization of Pioneer Intermediate Tax-Free Fund (the "Fund") into Pioneer Tax-Free Income Fund, the Fund is closed to new investors and additional purchases. Shareholders of record as of February 10, 1999 may continue to acquire additional shares of the Fund only through reinvestment of dividends and other distributions. If the reorganization is not completed, the Fund anticipates that it will reopen for additional investment.


                                                                       0299-6202
                                             (C) Pioneer Funds Distributor, Inc.